UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 10, 2006
EPIX Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

000-21863	04-3030815

(Commission File Number)	(IRS Employer Identification No.)
161 First Street, Cambridge, Massachusetts 02142

(Address of Principal Executive Offices) (Zip Code)
(617)  250-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1 AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER DATED JULY 10, 2006

Item  1.01.  Entry into a Material Definitive Agreement.
     On July 10, 2006, EPIX Pharmaceuticals, Inc. (“EPIX”) entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger by and among EPIX, EPIX Delaware, Inc. and Predix Pharmaceuticals Holdings, Inc. (together, the “Parties”), dated April 3, 2006 (the “Merger Agreement”). The Merger Agreement provided that the Parties may terminate the Merger Agreement if the transactions contemplated thereby were not completed by July 31, 2006. The Amendment extends this date to August 31, 2006 in addition to making other technical modifications. The Amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     All other terms of the Merger Agreement remain the same and are incorporated herein by reference to EPIX’ Current Report on Form 8-K filed with the Securities and Exchange Commission on April 3, 2006 (File No. 000-21863).
Item  9.01.  Financial Statements and Exhibits.
(d)      Exhibits:

Exhibit Number	Description
99.1	Amendment No. 1 to Agreement and Plan of Merger by and among EPIX Pharmaceuticals, Inc., EPIX Delaware, Inc. and Predix Pharmaceuticals Holdings, Inc., dated July 10, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIX Pharmaceuticals, Inc. (Registrant)
Date: July 12, 2006	/s/ Robert B. Pelletier
Robert B. Pelletier
Executive Director of Finance and Principal Accounting Officer